UBS LIFE INSURANCE COMPANY USA
UBS Life Insurance Company USA Separate Account

Supplement Dated May 2, 2012
to the Prospectuses for
MILESTONESTM VARIABLE ANNUITY CONTRACTS
dated May 1, 1997

This supplement updates certain information contained in your Prospectus.  Please read it carefully and retain it for future reference.

Money Market Fund Elimination

The Board of Directors of the AllianceBernstein Variable Products Series Fund has voted to liquidate and terminate the AllianceBernstein Money Market Portfolio, and this portfolio has been liquidated.  Accordingly, the Money Market Division of the UBS Life Insurance Company USA Separate Account is now closed and no longer available as an investment option under the Milestones variable annuity contracts.  No further allocations of Purchase Payments or Contract Value are allowed to the Money Market Division.

We encourage you to discuss your investment options with your UBS Financial Advisor to determine what is appropriate for your personal financial situation.  Your UBS Financial Advisor would be pleased to answer any questions you may have.

If you have any questions, please contact our Customer Service center, toll-free, at 1-800-986-0088, Monday through Friday between the hours of 9:00 AM and 6:00 PM (Eastern Time).